Exhibit 99.2

Quanta Services, Inc. and Subsidiaries Supplemental Segment Data Recast for New Segments (In thousands, except percentages) (Unaudited)
Beginning in the three months ending March 31, 2025, Quanta Services, Inc.’s (Quanta, we, us or our) Chief Executive Officer reevaluated how he assesses performance and allocates resources, which resulted in a change in the reporting of management’s internal financial information. As a result, Quanta will begin reporting the results of its two operating segments, which will also be its two reportable segments: (1) Electric Infrastructure Solutions and (2) Underground Utility and Infrastructure Solutions. The Electric Infrastructure Solutions segment will consist of the historical Electric Power Infrastructure Solutions and Renewable Energy Infrastructure Solutions segments. As a result, Quanta is providing an unaudited presentation of its recast segment data for the quarterly and year-to-date
periods indicated in the tables below. Operating margins are calculated by dividing operating income by revenues. This unaudited recast information is also available on Quanta’s website at www.quantaservices.com in the “Investors” section.

	Three Months Ended March 31,	Three Months Ended June 30,	Six Months Ended June 30,	Three Months Ended September 30,	Nine Months Ended September 30,	Three Months Ended December 31,	Twelve Months Ended December 31,
	2024	2024	2024	2024	2024	2024	2024
Revenues :
Electric Infrastructure Solutions (a)	$3,911,124	$4,486,880	$8,398,004	$5,233,887	$13,631,891	$5,380,488	$19,012,379
Underground and Utility Infrastructure Solutions	1,120,695	1,107,507	2,228,202	1,259,280	3,487,482	1,172,934	4,660,416

Consolidated revenues	$5,031,819	$5,594,387	$10,626,206	$6,493,167	$17,119,373	$6,553,422	$23,672,795

Operating income (loss) :
Electric Infrastructure Solutions (a) (b)	$302,871	$426,581	$729,452	$576,014	$1,305,466	$653,226	$1,958,692
Underground and Utility Infrastructure Solutions (c)	46,888	81,593	128,481	93,956	222,437	42,593	265,030
Corporate and Non-Allocated Costs (d)	(194,405)	(200,944)	(395,349)	(238,809)	(634,158)	(243,096)	(877,254)

Consolidated operating income	$155,354	$307,230	$462,584	$431,161	$893,745	$452,723	$1,346,468

Operating margin :
Electric Infrastructure Solutions	7.7%	9.5%	8.7%	11.0%	9.6%	12.1%	10.3%
Underground and Utility Infrastructure Solutions	4.2%	7.4%	5.8%	7.5%	6.4%	3.6%	5.7%
Corporate and Non-Allocated Costs	(3.9)%	(3.6)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%
Consolidated operating margin	3.1%	5.5%	4.4%	6.6%	5.2%	6.9%	5.7%
See notes to follow.

(a)
During the three and twelve months ended December 31, 2024, revenue of $30.2 million was recognized in the Electric Infrastructure Solutions segment in connection with payments received pursuant to an arbitration award related to a large telecommunications project in Peru that was terminated during 2019. The segment operating income impact related to this award was $20.7 million, including the reimbursement of certain cost of services and net of $18.5 million of foreign currency translation losses in connection with Quanta’s substantial liquidation from Latin American operations.

(b)
Included in operating income for the Electric Infrastructure Solutions segment was equity in earnings of integral unconsolidated affiliates of $12.3 million, $8.6 million, $14.0 million and $15.5 million for the three months ended March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024.

(c)
Included in operating income for the Underground Utility and Infrastructure Solutions segment were losses of $10.7 million, $0.5 million and
 $0.7
million during the three months ended March 31, 2024, June 30, 2024 and September 30, 2024 on the disposition of a non-core business.

(d)
Included in corporate and
non-allocated
costs was, among other things, amortization expense of $77.5 million, $79.2 million, $110.4 million and $115.8 million and acquisition and integration costs of $9.6 million, $8.9 million, $7.1 million and $4.5 million for the three months ended March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024.

Quanta Services, Inc. and Subsidiaries Supplemental Segment Data Recast for New Segments Continued (In thousands, except percentages) (Unaudited)

	Three Months Ended March 31,	Three Months Ended June 30,	Six Months Ended June 30,	Three Months Ended September 30,	Nine Months Ended September 30,	Three Months Ended December 31,	Twelve Months Ended December 31,
	2023	2023	2023	2023	2023	2023	2023
Revenues :
Electric Infrastructure Solutions	$3,344,337	$3,804,622	$7,148,959	$4,236,183	$11,385,142	$4,482,056	$15,867,198
Underground and Utility Infrastructure Solutions	1,084,489	1,243,988	2,328,477	1,384,639	3,713,116	1,301,892	5,015,008

Consolidated revenues	$4,428,826	$5,048,610	$9,477,436	$5,620,822	$15,098,258	$5,783,948	$20,882,206

Operating income (loss) :
Electric Infrastructure Solutions (a)	$250,805	$354,504	$605,309	$447,565	$1,052,874	$437,684	$1,490,558
Underground and Utility Infrastructure Solutions	61,573	107,207	168,780	123,764	292,544	85,433	377,977
Corporate and Non-Allocated Costs (b)	(186,518)	(182,438)	(368,956)	(171,000)	(539,956)	(200,603)	(740,559)

Consolidated operating income	$125,860	$279,273	$405,133	$400,329	$805,462	$322,514	$1,127,976

Operating margin :
Electric Infrastructure Solutions	7.5%	9.3%	8.5%	10.6%	9.2%	9.8%	9.4%
Underground and Utility Infrastructure Solutions	5.7%	8.6%	7.2%	8.9%	7.9%	6.6%	7.5%
Corporate and Non-Allocated Costs	(4.2)%	(3.6)%	(3.9)%	(3.0)%	(3.6)%	(3.5)%	(3.5)%
Consolidated operating margin	2.8%	5.5%	4.3%	7.1%	5.3%	5.6%	5.4%

(a)
Included in operating income for the Electric Infrastructure Solutions segment was equity in earnings of integral unconsolidated affiliates of $9.6 million, $9.4 million, $11.7 million and $10.9 million for the three months ended March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023.

(b)
Included in corporate and
non-allocated
costs was amortization expense of $72.4 million, $70.0 million, $71.4 million and $75.2 million and acquisition and integration costs of $19.9 million, $2.3 million, $4.2 million and $16.5 million for the three months ended March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023.

Quanta Services, Inc. and Subsidiaries Supplemental Data Recast for New Segments (In thousands) (Unaudited)

Remaining Performance Obligations and Backlog (a non-GAAP financial measure)

As mentioned above, beginning in the three months ending March 31, 2025, Quanta will report its results under two reportable segments: (1) Electric Infrastructure Solutions and (2) Underground and Utility Infrastructure Solutions. As a result, Quanta is providing an unaudited presentation of its recast remaining performance obligations and backlog data for the periods indicated in the tables below. This unaudited recast information is also available on Quanta’s website at www.quantaservices.com in the “Investors” section.

Quanta’s remaining performance obligations represent management’s estimate of consolidated revenues that are expected to be realized from the remaining portion of firm orders under fixed price contracts not yet completed or for which work has not yet begun, which includes estimated revenues attributable to consolidated joint ventures and variable interest entities, revenues from funded and unfunded portions of government contracts to the extent they are reasonably expected to be realized, and revenues from change orders and claims to the extent management believes they will be earned and are probable of collection.

Quanta has also historically disclosed its backlog, a measure commonly used in its industry but not recognized under generally accepted accounting principles in the United States (GAAP). Quanta believes this measure enables management to more effectively forecast its future capital needs and results and better identify future operating trends that may not otherwise be apparent. Quanta believes this measure is also useful for investors in forecasting Quanta’s future results and comparing Quanta to its competitors. Quanta’s remaining performance obligations, as described above, are a component of its backlog calculation, which also includes estimated orders under master service agreements (MSAs), including estimated renewals, and certain non-fixed price contracts. Quanta’s methodology for determining backlog may not be comparable to the methodologies used by other companies. The following table reconciles Quanta’s total remaining performance obligations to total backlog by reportable segment (recast as described above), along with estimates of amounts expected to be realized within 12 months. The following tables show dollars in thousands.

	March 31, 2024		June 30, 2024		September 30, 2024		December 31, 2024
	12 Month	Total	12 Month	Total	12 Month	Total	12 Month	Total
Electric Infrastructure Solutions
Remaining performance obligations	$8,701,452	$13,709,083	$8,255,407	$12,933,062	$9,507,220	$14,219,815	$10,297,410	$15,654,028
Estimated orders under MSAs and short-term, non-fixed price contracts	4,992,689	10,085,538	5,205,782	12,071,275	6,236,442	13,301,339	6,198,603	12,973,779

Backlog	13,694,141	23,794,621	13,461,189	25,004,337	15,743,662	27,521,154	16,496,013	28,627,807

Underground and Utility Infrastructure Solutions
Remaining performance obligations	912,482	1,173,586	1,195,150	1,436,069	1,161,919	1,389,715	953,983	1,104,609
Estimated orders under MSAs and short-term, non-fixed price contracts	2,029,477	4,929,704	1,962,185	4,870,392	2,220,595	5,053,421	2,321,941	4,806,408

Backlog	2,941,959	6,103,290	3,157,335	6,306,461	3,382,514	6,443,136	3,275,924	5,911,017

Total
Remaining performance obligations	9,613,934	14,882,669	9,450,557	14,369,131	10,669,139	15,609,530	11,251,393	16,758,637
Estimated orders under MSAs and short-term, non-fixed price contracts	7,022,166	15,015,242	7,167,967	16,941,667	8,457,037	18,354,760	8,520,544	17,780,187

Backlog	$16,636,100	$29,897,911	$16,618,524	$31,310,798	$19,126,176	$33,964,290	$19,771,937	$34,538,824

Quanta Services, Inc. and Subsidiaries Supplemental Data Recast for New Segments Continued (In thousands) (Unaudited)

	March 31, 2023		June 30, 2023		September 30, 2023		December 31, 2023
	12 Month	Total	12 Month	Total	12 Month	Total	12 Month	Total
Electric Infrastructure Solutions
Remaining performance obligations	$6,335,519	$9,067,413	$7,632,776	$10,930,424	$8,405,788	$12,097,043	$8,274,767	$12,511,198
Estimated orders under MSAs and short-term, non-fixed price contracts	5,311,571	9,901,140	5,066,413	9,660,960	5,414,875	11,238,158	5,716,502	11,114,832

Backlog	11,647,090	18,968,553	12,699,189	20,591,384	13,820,663	23,335,201	13,991,269	23,626,030

Underground and Utility Infrastructure Solutions
Remaining performance obligations	1,052,322	1,189,173	1,184,061	1,546,395	1,143,729	1,464,623	1,017,227	1,383,057
Estimated orders under MSAs and short-term, non-fixed price contracts	1,928,761	5,116,471	1,755,797	5,057,435	2,054,024	5,295,722	2,222,451	5,099,332

Backlog	2,981,083	6,305,644	2,939,858	6,603,830	3,197,753	6,760,345	3,239,678	6,482,389

Total
Remaining performance obligations	7,387,841	10,256,586	8,816,837	12,476,819	9,549,517	13,561,666	9,291,994	13,894,255
Estimated orders under MSAs and short-term, non-fixed price contracts	7,240,332	15,017,611	6,822,210	14,718,395	7,468,899	16,533,880	7,938,953	16,214,164

Backlog	$14,628,173	$25,274,197	$15,639,047	$27,195,214	$17,018,416	$30,095,546	$17,230,947	$30,108,419